Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events

On March 15, 2024, the Company closed its registered follow-on offering in connection with the offering and sale (the “Offering”) of 5,233,332 American Depositary Shares of the Company (“ADSs”), each representing ten (10) Class A ordinary shares, par value $0.005 per share, and warrants to purchase 10,466,664 ADSs (the “Warrants, and together with the ADSs, the “Securities”) directly to certain institutional investors pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of March 13, 2024, at an offering price per ADS and accompanying Warrant of $1.50. The Company generated gross proceeds of $7.85 million, before deducting offering expenses.

The Warrants are exercisable from and after the date of their issuance and expire on the fifth anniversary of such date, at an exercise price per ADS equal to $1.50. The holder of a Warrant will not be deemed a holder of our underlying ADSs until the Warrant is exercised. No fractional ADSs will be issued in connection with the exercise of Warrant. The Warrants will provide for adjustment in the number and price of such Warrants (and our ADSs underlying such Warrants) to prevent dilution in the event of a forward or reverse stock split, stock dividend or similar recapitalization. In addition, the exercise price of the Warrants is subject to an adjustment in the event that we issue or are deemed to issue ADSs for less than the applicable exercise price of the Warrant.